Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at March 31, 2013

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - March 31, 2013

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Tangible Book Value and Diluted Tangible Book Value per Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe Ltd. less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of common shares and common share equivalents outstanding. These measures focus on the Company’s financial position and shareholder return, without the impact of goodwill and intangibles.

Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe Ltd. and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe Ltd., preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation: The Company’s financial position and its results include Presidio from the date of acquisition of December 31, 2012 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Revenues
Gross premiums written	$1,756,886	$931,434	$1,056,076	$1,163,243	$1,567,483	$4,718,235	$4,633,054

Net premiums written	$1,636,431	$920,288	$1,043,240	$1,136,046	$1,473,286	$4,572,860	$4,486,329
(Increase) decrease in unearned premiums	(489,751)	247,852	193,851	(45,168)	(483,456)	(86,921)	161,425

Net premiums earned	1,146,680	1,168,140	1,237,091	1,090,878	989,830	4,485,939	4,647,754
Net investment income	123,704	135,669	135,266	153,506	146,896	571,338	629,148
Net realized and unrealized investment gains	22,943	5,113	257,429	38,132	192,735	493,409	66,692
Other income	3,927	3,777	2,744	2,654	2,746	11,920	7,915

Total revenues	1,297,254	1,312,699	1,632,530	1,285,170	1,332,207	5,562,606	5,351,509

Expenses
Losses and loss expenses and life policy benefits	660,952	800,851	721,137	706,137	576,486	2,804,610	4,372,570
Acquisition costs	234,200	245,520	247,058	232,723	211,608	936,909	938,361
Other operating expenses	116,040	112,319	94,697	106,184	98,174	411,374	434,846
Interest expense	12,229	12,227	12,224	12,223	12,220	48,895	48,949
Amortization of intangible assets	7,046	5,120	8,893	8,893	8,893	31,799	36,405
Net foreign exchange (gains) losses	(2,043)	3,341	2,015	(7,770)	2,589	175	(34,675)

Total expenses	1,028,424	1,179,378	1,086,024	1,058,390	909,970	4,233,762	5,796,456

Income (loss) before taxes and interest in earnings (losses) of equity investments	268,830	133,321	546,506	226,780	422,237	1,328,844	(444,947)
Income tax expense	41,675	22,826	64,149	50,136	67,174	204,284	68,972
Interest in earnings (losses) of equity investments	7,215	1,026	4,349	(498)	5,078	9,954	(6,372)

Net income (loss)	234,370	111,521	486,706	176,146	360,141	1,134,514	(520,291)
Preferred dividends	14,699	15,405	15,405	15,405	15,405	61,622	47,020
Loss on redemption of preferred shares	9,135	—	—	—	—	—	—

Net income (loss) available to common shareholders	$210,536	$96,116	$471,301	$160,741	$344,736	$1,072,892	$(567,311)

Operating earnings (loss) available to common shareholders	$202,089	$95,671	$244,406	$142,018	$181,695	$663,791	$(641,609)

Comprehensive income (loss), net of tax	$215,303	$104,603	$518,871	$158,044	$376,237	$1,157,755	$(536,991)

Per Common Share Data:
Basic operating earnings (loss)	$3.46	$1.58	$3.95	$2.22	$2.78	$10.55	$(9.50)
Net realized and unrealized investment gains (losses), net of tax	0.21	(0.13)	3.59	0.29	2.43	6.23	0.23
Net foreign exchange (losses) gains, net of tax	(0.01)	0.12	0.02	0.02	(0.02)	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.10	0.01	0.06	(0.01)	0.08	0.14	(0.11)

Basic net income (loss)	$3.60	$1.58	$7.62	$2.52	$5.27	$17.05	$(8.40)

Weighted average number of common shares outstanding	58,423,898	60,643,216	61,837,328	63,816,027	65,404,227	62,915,992	67,558,732

Diluted operating earnings (loss)	$3.39	$1.55	$3.90	$2.20	$2.76	$10.43	$(9.50)
Net realized and unrealized investment gains (losses), net of tax	0.20	(0.12)	3.55	0.29	2.42	6.17	0.23
Net foreign exchange (losses) gains, net of tax	(0.01)	0.12	0.02	0.02	(0.02)	0.13	0.98
Loss on redemption of preferred shares	(0.15)	—	—	—	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.10	0.01	0.06	(0.01)	0.08	0.14	(0.11)

Diluted net income (loss)	$3.53	$1.56	$7.53	$2.50	$5.24	$16.87	$(8.40)

Weighted average number of common shares and common share equivalents outstanding	59,590,044	61,627,207	62,606,761	64,423,036	65,842,819	63,615,748	67,558,732

Dividends declared per common share	$0.64	$0.62	$0.62	$0.62	$0.62	$2.48	$2.35

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011

Assets
Total investments	$15,544,844		$15,973,230		$15,912,719		$15,031,945		$15,754,854		$15,287,245
Funds held - directly managed	909,520		930,741		1,188,186		1,233,008		1,264,383		1,268,010
Cash and cash equivalents	1,286,898		1,121,705		1,336,362		1,512,418		1,210,229		1,342,257
Accrued investment income	181,151		184,315		175,066		160,392		181,898		189,074
Reinsurance balances receivable	2,393,159		1,991,991		2,329,907		2,358,432		2,571,038		2,059,976
Reinsurance recoverable on paid and unpaid losses	400,509		348,086		369,960		434,083		432,059		397,788
Funds held by reinsured companies	775,486		805,489		805,178		783,311		799,988		796,290
Deferred acquisition costs	646,178		568,391		602,660		620,277		636,537		547,202
Goodwill	456,380		456,380		455,533		455,533		455,533		455,533
Intangible assets	207,224		214,270		107,188		116,081		124,974		133,867
Other assets	338,264		385,834		357,371		366,483		364,163		378,131

Total assets	$23,139,613		$22,980,432		$23,640,130		$23,071,963		$23,795,656		$22,855,373

Liabilities
Unpaid losses and loss expenses	$10,323,786		$10,709,371		$10,761,302		$10,661,012		$11,143,354		$11,273,091
Policy benefits for life and annuity contracts	1,763,413		1,813,244		1,703,147		1,635,547		1,707,982		1,645,662
Unearned premiums	2,074,370		1,534,625		1,810,881		2,008,384		2,017,177		1,448,841
Other reinsurance balances payable	342,423		238,578		504,820		496,020		522,701		443,873
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	867,074		930,129		959,989		752,418		796,582		755,375

Total liabilities	16,192,055		16,046,936		16,561,128		16,374,370		17,008,785		16,387,831

Total shareholders’ equity attributable to PartnerRe Ltd.	6,910,714		6,933,496		7,079,002		6,697,593		6,786,871		6,467,542

Noncontrolling interests	36,844		—		—		—		—		—

Total liabilities and shareholders’ equity	$23,139,613		$22,980,432		$23,640,130		$23,071,963		$23,795,656		$22,855,373

Diluted Book Value Per Common Share	$102.96		$100.84		$99.54		$91.88		$89.63		$84.82

Diluted Tangible Book Value Per Common Share	$92.91		$90.86		$91.04		$83.39		$81.40		$76.47

Number of Common Shares and Common Share Equivalents Outstanding	58,826,334		59,893,366		62,136,090		63,164,499		65,751,585		65,715,708

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	893,750	11	893,750	11	893,750	12	893,750	12	893,750	12
Common shareholders’ equity attributable to PartnerRe Ltd.	6,056,964	78	6,039,746	78	6,185,252	78	5,803,843	77	5,893,121	77	5,573,792	77

Total Capital	$7,724,098	100%	$7,746,880	100%	$7,892,386	100%	$7,510,977	100%	$7,600,255	100%	$7,280,926	100%

(1)

PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net cash provided by operating activities:

Underwriting operations (1)	$(4)	$91	$152	$(75)	$(68)	$100	$(29)

Investment income	166	165	160	204	188	717	731

Taxes and foreign exchange	(47)	(32)	(25)	(26)	(41)	(124)	(128)

Net cash provided by operating activities	$115	$224	$287	$103	$79	$693	$574

Net cash provided by operating activities	$115	$224	$287	$103	$79	$693	$574

Net cash provided by (used in) investing activities	289	(208)	(335)	492	(168)	(219)	(1,080)

Net cash used in financing activities	(224)	(231)	(141)	(266)	(50)	(688)	(242)

Effect of foreign exchange rate changes on cash	(15)	1	13	(27)	7	(6)	(21)

Increase (decrease) in cash and cash equivalents	165	(214)	(176)	302	(132)	(220)	(769)

Cash and cash equivalents - beginning of period	1,122	1,336	1,512	1,210	1,342	1,342	2,111

Cash and cash equivalents - end of period	$1,287	$1,122	$1,336	$1,512	$1,210	$1,122	$1,342

(1)	For the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $358 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net income	$234,370	$111,521	$486,706	$176,146	$360,141

Change in currency translation adjustment	(19,830)	(2,554)	32,992	(19,157)	17,207
Change in net unrealized gains or losses on investments, net of tax	(233)	(235)	(237)	(239)	(242)
Change in unfunded pension obligation, net of tax	996	(4,129)	(590)	1,294	(869)

Comprehensive income	$215,303	$104,603	$518,871	$158,044	$376,237

	For the year ended
	December 31, 2012	December 31, 2011

Net income (loss)	$1,134,514	$(520,291)

Change in currency translation adjustment	28,488	(11,834)
Change in net unrealized gains or losses on investments, net of tax	(953)	(949)
Change in unfunded pension obligation, net of tax	(4,294)	(3,917)

Comprehensive income (loss)	$1,157,755	$(536,991)

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended March 31, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$447	$372	$445	$238	$1,502	$254	$1	$1,757

Net premiums written	$446	$368	$361	$211	$1,386	$249	$1	$1,636
Increase in unearned premiums	(113)	(202)	(24)	(124)	(463)	(25)	(1)	(489)

Net premiums earned	$333	$166	$337	$87	$923	$224	$—	$1,147
Losses and loss expenses and life policy benefits	(240)	(67)	(184)	11	(480)	(182)	1	(661)
Acquisition costs	(72)	(50)	(75)	(11)	(208)	(27)	—	(235)

Technical result	$21	$49	$78	$87	$235	$15	$1	$251

Other income					—	3	1	4
Other operating expenses					(66)	(18)	(32)	(116)

Underwriting result					$169	$—	n/a	$139

Net investment income						16	108	124

Allocated underwriting result (1)						$16	n/a	n/a

Net realized and unrealized investment gains							23	23
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							2	2
Income tax expense							(42)	(42)
Interest in earnings of equity investments							7	7

Net income							n/a	$234

Loss ratio (2)	72.0%	40.4%	54.6%	(12.8)%	52.0%
Acquisition ratio (3)	21.6	30.1	22.4	12.3	22.6

Technical ratio (4)	93.6%	70.5%	77.0%	(0.5)%	74.6%
Other operating expense ratio (5)					7.1

Combined ratio (6)					81.7%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended March 31, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$341	$347	$417	$242	$1,347	$217	$3	$1,567

Net premiums written	$341	$346	$353	$215	$1,255	$215	$3	$1,473
Increase in unearned premiums	(103)	(187)	(45)	(125)	(460)	(21)	(2)	(483)

Net premiums earned	$238	$159	$308	$90	$795	$194	$1	$990
Losses and loss expenses and life policy benefits	(133)	(98)	(194)	(2)	(427)	(149)	—	(576)
Acquisition costs	(66)	(38)	(70)	(9)	(183)	(29)	—	(212)

Technical result	$39	$23	$44	$79	$185	$16	$1	$202

Other income					1	—	1	2
Other operating expenses					(63)	(12)	(23)	(98)

Underwriting result					$123	$4	n/a	$106

Net investment income						17	130	147

Allocated underwriting result (1)						$21	n/a	n/a

Net realized and unrealized investment gains							193	193
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange losses							(3)	(3)
Income tax expense							(67)	(67)
Interest in earnings of equity investments							5	5

Net income							n/a	$360

Loss ratio (2)	55.9%	61.6%	63.2%	2.1%	53.8%
Acquisition ratio (3)	27.5	23.9	22.6	10.5	23.0

Technical ratio (4)	83.4%	85.5%	85.8%	12.6%	76.8%
Other operating expense ratio (5)					7.9

Combined ratio (6)					84.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	March 31, 2013 (A)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net premiums written	$1,386	$723	$856	$934	$1,255	$3,768	$3,688

Net premiums earned	$923	$961	$1,038	$890	$795	$3,684	$3,844

Losses and loss expenses	(480)	(633)	(561)	(533)	(427)	(2,155)	(3,717)
Acquisition costs	(208)	(212)	(219)	(207)	(183)	(821)	(821)

Technical result	$235	$116	$258	$150	$185	$708	$(694)

Other income	—	2	1	—	1	5	4
Other operating expenses	(66)	(70)	(58)	(66)	(63)	(257)	(283)

Underwriting result	$169	$48	$201	$84	$123	$456	$(973)

Loss ratio (2)	52.0%	65.9%	54.1%	59.9%	53.8%	58.5%	96.7%
Acquisition ratio (3)	22.6	22.0	21.1	23.2	23.0	22.3	21.3

Technical ratio (4)	74.6%	87.9%	75.2%	83.1%	76.8%	80.8%	118.0%
Other operating expense ratio (5)	7.1	7.4	5.5	7.5	7.9	7.0	7.4

Combined ratio (6)	81.7%	95.3%	80.7%	90.6%	84.7%	87.8%	125.4%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $10.9 million and $3.3 million, respectively, compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	March 31, 2013 (A)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net premiums written	$446	$297	$311	$270	$341	$1,219	$1,104

Net premiums earned	$333	$313	$335	$290	$238	$1,176	$1,135

Losses and loss expenses	(240)	(248)	(251)	(185)	(133)	(816)	(741)
Acquisition costs	(72)	(73)	(83)	(69)	(66)	(291)	(276)

Technical result	$21	$(8)	$1	$36	$39	$69	$118

Loss ratio (2)	72.0%	79.2%	74.9%	63.7%	55.9%	69.4%	65.3%
Acquisition ratio (3)	21.6	23.2	24.8	23.8	27.5	24.7	24.3

Technical ratio (4)	93.6%	102.4%	99.7%	87.5%	83.4%	94.1%	89.6%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	23%	25%	18%	31%	5%	19%	20%
Casualty	40	43	42	37	47	43	40
Credit/Surety	2	4	5	5	5	4	5
Motor	4	3	4	2	7	4	8
Multiline	10	7	5	4	12	7	7
Other	5	4	4	1	2	3	2
Property	16	14	22	20	22	20	18

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $1.2 million and $0.7 million, respectively, compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31, 2013 (A)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net premiums written	$368	$85	$122	$128	$346	$681	$678

Net premiums earned	$166	$183	$172	$164	$159	$678	$759

Losses and loss expenses	(67)	(88)	(110)	(119)	(98)	(415)	(567)
Acquisition costs	(50)	(47)	(42)	(39)	(38)	(167)	(191)

Technical result	$49	$48	$20	$6	$23	$96	$1

Loss ratio (2)	40.4%	48.5%	63.9%	72.3%	61.6%	61.3%	74.7%
Acquisition ratio (3)	30.1	25.6	24.9	23.9	23.9	24.6	25.1

Technical ratio (4)	70.5%	74.1%	88.8%	96.2%	85.5%	85.9%	99.8%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	14%	10%	10%	11%	11%	10%
Motor	34	32	30	23	27	28	20
Property	56	54	60	67	62	61	70

Total	100%	100%	100%	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $4.2 million and $1.4 million, respectively, compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the three months ended					For the year ended
	March 31, 2013 (A)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net premiums written	$361	$316	$354	$391	$353	$1,415	$1,344

Net premiums earned	$337	$339	$363	$363	$308	$1,373	$1,376

Losses and loss expenses	(184)	(252)	(161)	(213)	(194)	(821)	(950)
Acquisition costs	(75)	(80)	(79)	(93)	(70)	(321)	(328)

Technical result	$78	$7	$123	$57	$44	$231	$98

Loss ratio (2)	54.6%	74.3%	44.4%	58.8%	63.2%	59.8%	69.1%
Acquisition ratio (3)	22.4	23.5	21.7	25.5	22.6	23.4	23.8

Technical ratio (4)	77.0%	97.8%	66.1%	84.3%	85.8%	83.2%	92.9%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	10%	20%	13%	14%	14%	15%	16%
Credit/Surety	21	21	18	18	21	19	20
Energy	4	7	9	7	4	7	8
Engineering	12	14	14	10	11	12	14
Marine	20	20	25	23	20	22	20
Other	13	3	5	7	7	6	4
Specialty casualty	14	1	4	9	14	7	8
Specialty property	6	14	12	12	9	12	10

Total	100%	100%	100%	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $2.6 million and $1.4 million, respectively, compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31, 2013 (A)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net premiums written	$211	$25	$69	$145	$215	$453	$562

Net premiums earned	$87	$126	$168	$73	$90	$457	$574

Losses and loss expenses	11	(45)	(39)	(16)	(2)	(103)	(1,459)
Acquisition costs	(11)	(12)	(15)	(6)	(9)	(42)	(26)

Technical result	$87	$69	$114	$51	$79	$312	$(911)

Loss ratio (2)	(12.8)%	35.6%	23.3%	22.5%	2.1%	22.4%	254.2%
Acquisition ratio (3)	12.3	9.8	8.8	8.3	10.5	9.3	4.5

Technical ratio (4)	(0.5)%	45.4%	32.1%	30.8%	12.6%	31.7%	258.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $2.8 million and $(0.2) million, respectively, compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the three months ended					For the year ended
	March 31, 2013 (A)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Net premiums written	$249	$197	$187	$199	$215	$799	$786

Net premiums earned	$224	$205	$195	$200	$194	$795	$792

Life policy benefits	(182)	(168)	(157)	(173)	(149)	(647)	(650)
Acquisition costs	(27)	(33)	(27)	(26)	(29)	(116)	(117)

Technical result	$15	$4	$11	$1	$16	$32	$25

Other income	3	1	1	1	—	4	1
Other operating expenses	(18)	(15)	(12)	(13)	(12)	(52)	(53)

Underwriting result	$—	$(10)	$—	$(11)	$4	$(16)	$(27)

Net investment income	16	15	15	17	17	64	66

Allocated underwriting result (1)	$16	$5	$15	$6	$21	$48	$39

Distribution of Net Premiums Written by Major Lines of Business:
Accident and health	12%	2%	3%	3%	2%	3%	3%
Longevity	25	32	33	32	27	31	26
Mortality	63	66	64	65	71	66	71

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $4.7 million and $4.3 million, respectively, compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Technical result	$1	$2	$—	$1	$1	$4	$6

Other income	1	—	1	2	1	3	3
Corporate expenses - acquisition related	—	—	—	—	—	—	(4)
Corporate expenses	(30)	(24)	(23)	(22)	(20)	(88)	(79)
Other operating expenses	(2)	(3)	(2)	(5)	(3)	(14)	(16)

Net investment income	108	121	120	136	130	507	563

Net realized and unrealized investment gains	23	5	257	38	193	494	67
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(7)	(5)	(9)	(9)	(9)	(32)	(36)
Net foreign exchange gains (losses)	2	(3)	(2)	8	(3)	—	34
Income tax expense	(42)	(23)	(64)	(50)	(67)	(204)	(69)
Interest in earnings (losses) of equity investments	7	1	5	(1)	5	10	(6)

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	15%	14%	10%	13%	13%	11%
Motor	9	4	5	3	8	5	5
Multiline and other	5	3	2	1	3	3	2
Property	17	9	14	12	19	14	15
Specialty
Agriculture	8	9	7	10	3	7	7
Aviation/Space	2	7	5	5	4	5	5
Catastrophe	13	3	6	13	15	10	13
Credit/Surety	5	8	7	8	6	7	7
Energy	1	3	3	2	1	2	2
Engineering	3	5	5	3	3	4	4
Marine	5	7	9	8	5	7	6
Specialty casualty	3	1	1	3	3	2	2
Specialty property	1	5	4	4	2	4	3
Life and health	15	21	18	18	15	17	18

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	9%	8%	12%	13%	9%	11%	12%
Europe	46	41	37	36	48	41	41
Latin America, Caribbean and Africa	9	12	13	12	10	11	11
North America	36	39	38	39	33	37	36

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	71%	67%	70%	73%	67%	69%	72%
Direct	29	33	30	27	33	31	28

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	33%	11%	22%	19%	50%	26%	30%
Proportional	67	89	78	81	50	74	70

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	36%	8%	20%	13%	34%	24%	23%
Proportional	64	92	80	87	66	76	77

Total	100%	100%	100%	100%	100%	100%	100%

Global Specialty
Non-Proportional	31%	9%	14%	24%	31%	20%	19%
Proportional	69	91	86	76	69	80	81

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	99%	93%	98%	97%	98%	98%	98%
Proportional	1	7	2	3	2	2	2

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	43%	12%	25%	33%	49%	33%	35%
Proportional	57	88	75	67	51	67	65

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$1,039		7%	$1,113		7%	$958		6%	$922		6%	$1,066		7%	$1,090		7%
Government Sponsored Enterprises (GSEs)	25		—	18		—	25		—	22		—	23		—	26		—
U.S. states, territories and municipalities	250		2	243		1	219		1	127		1	130		1	124		1
Non-U.S. sovereign government, supranational and government related	2,296		15	2,376		15	2,638		17	2,651		18	3,070		19	2,964		19
Corporates	6,587		42	6,656		42	6,378		40	5,813		39	6,067		39	5,747		38
Mortgage/asset-backed securities	3,773		24	3,989		25	4,121		26	4,085		27	4,056		26	3,991		26

Total fixed maturities	13,970		90	14,395		90	14,339		90	13,620		91	14,412		92	13,942		91
Short-term investments	115		1	151		1	161		1	32		—	39		—	42		—
Equities	1,149		7	1,094		7	1,072		7	1,050		7	943		6	945		6
Other invested assets	311		2	333		2	341		2	330		2	361		2	358		3

Total investments	$15,545		100%	$15,973		100%	$15,913		100%	$15,032		100%	$15,755		100%	$15,287		100%

Cash and cash equivalents	1,287			1,122			1,336			1,512			1,210			1,343
Total investments and cash	$16,832			$17,095			$17,249			$16,544			$16,965			$16,630

Maturity distribution:
One year or less	$1,052		7%	$1,081		7%	$1,175		8%	$872		6%	$597		4%	$571		4%
More than one year through five years	4,137		29	4,198		29	4,071		28	4,193		31	5,038		35	4,923		35
More than five years through ten years	4,184		30	4,337		30	4,232		29	3,696		27	3,954		27	3,713		26
More than ten years	939		7	941		7	901		7	806		6	806		6	786		6

Subtotal	10,312		73	10,557		73	10,379		72	9,567		70	10,395		72	9,993		71
Mortgage/asset-backed securities	3,773		27	3,989		27	4,121		28	4,085		30	4,056		28	3,991		29

Total	$14,085		100%	$14,546		100%	$14,500		100%	$13,652		100%	$14,451		100%	$13,984		100%

Credit quality by market value: (A)
AAA	12%			13%			15%			16%			18%			25%
AA	41			42			42			43			42			37
A	25			23			21			21			21			21
BBB	15			15			14			14			13			11
Below Investment Grade/Unrated	7			7			8			6			6			6

	100%			100%			100%			100%			100%			100%

Expected average duration (1)	2.9	Yrs		2.7	Yrs		3.0	Yrs		3.0	Yrs		2.9	Yrs		2.9	Yrs
Average yield to maturity at market (1)	2.1%			2.0%			1.9%			2.3%			2.3%			2.4%
Average credit quality	A			A			A			A			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(1)	Includes funds holding fixed income securities.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,475,701	22.4%	8.8%	1.0%
Consumer noncyclical	936,199	14.2	5.6	0.3
Communications	806,451	12.3	4.8	0.4
Utilities	645,492	9.8	3.8	0.3
Industrials	516,989	7.9	3.1	0.2
Energy	475,482	7.2	2.8	0.5
Consumer cyclical	456,068	6.9	2.7	0.3
Insurance	270,808	4.1	1.6	0.2
Government guaranteed corporate debt	265,593	4.0	1.6	0.3
Basic materials	223,465	3.4	1.3	0.1
Catastrophe bonds	135,772	2.1	0.8	0.1
Technology	127,561	1.9	0.7	0.2
Longevity and mortality bonds	127,373	1.9	0.7	0.4
Real estate investment trusts	112,509	1.7	0.7	0.1
Diversified	11,483	0.2	0.1	—

Total Corporate bonds	$6,586,946	100.0%	39.1%

Finance sector - Corporate bonds
Banks	$712,555	10.8%	4.2%
Investment banking and brokerage	361,599	5.5	2.2
Financial services	184,529	2.8	1.1
Commercial and consumer finance	176,885	2.7	1.1
Other	40,133	0.6	0.2

Total finance sector - Corporate bonds	$1,475,701	22.4%	8.8%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$37,815	$42,233	$551,100	$80,339	$1,068	$712,555
Investment banking and brokerage	—	—	337,715	22,839	1,045	361,599
Financial services	—	168,293	10,867	5,369	—	184,529
Commercial and consumer finance	—	12,731	67,608	62,745	33,801	176,885
Other	—	14,139	11,068	14,926	—	40,133

Total finance sector - Corporate bonds	$37,815	$237,396	$978,358	$186,218	$35,914	$1,475,701

% of total	3%	16%	66%	13%	2%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 15.9% of the Company’s total corporate bonds. The single largest issue accounts for 2.5% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2013
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$145,783	16.8%	0.9%	0.1%
Energy	127,130	14.6	0.8	0.1
Consumer noncyclical	126,980	14.6	0.8	0.1
Finance	116,886	13.4	0.7	0.1
Technology	77,623	8.9	0.5	0.1
Communications	65,238	7.5	0.4	—
Consumer cyclical	58,863	6.8	0.3	—
Industrials	57,284	6.6	0.3	0.1
Insurance	37,619	4.3	0.2	0.1
Utilities	28,845	3.3	0.2	—
Basic materials	24,775	2.9	0.1	—
Diversified	2,993	0.3	—	—

Total equities	$870,019	100.0%	5.2%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	227,854		1.3
Funds and ETFs holding equities	51,048		0.3

Total Equities	$1,148,921		6.8%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 12.3% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 17.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.3% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2013
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$75,528	$82,109	$69,045	$12,982	$362,153	$601,817
U.S. Collaterized Mortgage Obligations	—	2,199	—	—	—	—	—	2,199
U.S. Mortgage Backed Securities (MBS)	523,749	1,803,215	—	—	—	—	—	2,326,964
U.S. Commercial Mortgage Backed Securities (CMBS)	6,061	—	19,451	—	7,220	1,424	1,644	35,800
U.S. MBS Interest Only	36,565	113,761	4,945	—	—	—	17,532	172,803

	$566,375	$1,919,175	$99,924	$82,109	$76,265	$14,406	$381,329	$3,139,583

Non-U.S. Asset-Backed Securities	$—	$—	$69,727	$41,066	$25,981	$—	$—	$136,774
Non-U.S. Collaterized Mortgage Obligations	—	—	149,462	66,248	60,727	—	—	276,437
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	22,380	—	—	—	—	22,380
Non-U.S. Mortgage Backed Securities (MBS)	—	—	197,501	—	—	—	—	197,501

	$—	$—	$439,070	$107,314	$86,708	$—	$—	$633,092

Total mortgage/asset-backed securities	$566,375	$1,919,175	$538,994	$189,423	$162,973	$14,406	$381,329	$3,772,675

Corporate Securities	—	24,511	—	—	—	—	—	24,511

Total	$566,375	$1,943,686	$538,994	$189,423	$162,973	$14,406	$381,329	$3,797,186

% of total	15%	51%	14%	5%	4%	1%	10%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $248.0 million and a carrying value of $(0.2) million at March 31, 2013 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2013					December 31, 2012		September 30, 2012
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$108,254	$—	$108,254	$—	$108,254	$132,840	$132,840	$133,603	$133,603
Principal Finance - Derivative Exposure Assumed	—	(1,474)	(1,474)	81,078	79,604	(1,494)	79,736	(2,603)	78,777
Insurance-Linked Securities	—	(2,681)	(2,681)	233,244	230,563	(2,173)	233,791	(1,234)	154,730
Strategic Investments	214,626	—	214,626	—	214,626	203,160	203,160	204,653	204,653

Total other invested assets - Private Markets Exposure Assumed	322,880	(4,155)	318,725	314,322	633,047	332,333	649,527	334,419	571,763

Other Credit Derivatives - Exposure Assumed	—	160	160	5,000	5,160	210	5,210	253	5,253
Other Credit Derivatives - Protection Purchased	—	(614)	(614)	(48,000)	(48,614)	(801)	(55,801)	(1,055)	(61,055)

Other (2)	9,355	(16,427)	(7,072)			1,619		7,938

Total other invested assets	$332,235	$(21,036)	$311,199			$333,361		$341,555

(1)	The total net exposures originated in Private Markets are $1,591 million at March 31, 2013 ($1,740 million and $1,748 million at December 31, 2012 and September 30, 2012, respectively). In addition to the net exposures listed above of $633 million at March 31, 2013 ($650 million and $572 million at December 31, 2012 and September 30, 2012, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $655 million of assets listed under Investments - Fixed Maturities and $7 million listed under Investments - Equities for a total exposure of $850 million at March 31, 2013 ($937 million and $939 million at December 31, 2012 and September 30, 2012, respectively).

•

Insurance-Linked Securities: $263 million of bonds listed under Investments - Fixed Maturities for a total exposure of $494 million at March 31, 2013 ($570 million and $567 million at December 31, 2012 and September 30, 2012, respectively).

•

Strategic Investments: $30 million of assets listed under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $247 million at March 31, 2013 ($233 million and $242 million at December 31, 2012 and September 30, 2012, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$129		16%	$129		15%	$221		21%	$222		20%	$218		19%	$111		11%
Government Sponsored Enterprises (GSEs)	90		11	90		11	136		13	146		14	157		14	158		15
Non-U.S. sovereign government, supranational and government related	226		28	234		28	273		25	276		25	290		25	275		26
Corporates	345		43	362		44	414		39	419		39	460		40	480		45

Total fixed maturities	790		98	815		98	1,044		98	1,063		98	1,125		98	1,024		97
Short-term investments	—		—	—		—	—		—	11		1	2		—	18		2
Other invested assets	16		2	18		2	17		2	15		1	18		2	16		1

Total investments	$806		100%	$833		100%	$1,061		100%	$1,089		100%	$1,145		100%	$1,058		100%

Cash and cash equivalents	44			54			90			64			47			176
Total investments and cash	$850			$887			$1,151			$1,153			$1,192			$1,234

Accrued investment income	10			10			15			13			14			14
Other funds held assets/liabilities	50			34			22			67			58			20

Total funds held - directly managed	$910			$931			$1,188			$1,233			$1,264			$1,268

Maturity distribution:
One year or less	$154		19%	$133		17%	$213		20%	$216		20%	$192		17%	$227		22%
More than one year through five years	487		62	515		63	622		60	642		60	705		63	573		55
More than five years through ten years	127		16	141		17	182		17	188		17	203		18	215		20
More than ten years	22		3	26		3	27		3	28		3	27		2	27		3

Total	$790		100%	$815		100%	$1,044		100%	$1,074		100%	$1,127		100%	$1,042		100%

Credit quality by market value: (A)
AAA	11%			12%			12%			14%			15%			22%
AA	59			58			61			59			59			50
A	24			24			22			23			21			24
BBB	6			6			5			4			5			4

	100%			100%			100%			100%			100%			100%

Expected average duration	2.9	Yrs		3.0	Yrs		2.9	Yrs		2.9	Yrs		3.0	Yrs		2.7	Yrs
Average yield to maturity at market	0.9%			1.0%			1.0%			1.3%			1.4%			1.7%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		March 31, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$132,132	38.3%	15.6%	1.7%
Consumer noncyclical	57,793	16.8	6.8	1.1
Energy	49,402	14.3	5.8	1.2
Utilities	27,059	7.9	3.2	0.7
Basic materials	19,955	5.8	2.3	0.6
Communications	16,569	4.8	2.0	0.5
Government guaranteed corporate debt	13,050	3.8	1.5	1.1
Consumer cyclical	10,832	3.1	1.3	0.9
Industrials	8,540	2.5	1.0	0.4
Technology	4,276	1.2	0.5	0.5
Real estate investment trusts	3,544	1.0	0.4	0.4
Insurance	1,850	0.5	0.2	0.1

Total Corporate bonds	$345,002	100.0%	40.6%

Finance sector - Corporate bonds
Banks	$88,327	25.6%	10.4%
Financial services	18,152	5.3	2.1
Investment banking and brokerage	12,685	3.7	1.5
Commercial and consumer finance	8,919	2.6	1.1
Other	4,049	1.1	0.5

Total finance sector - Corporate bonds	$132,132	38.3%	15.6%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$10,074	$39,003	$36,273	$2,977	88,327
Financial services	140	13,485	4,527	—	18,152
Investment banking and brokerage	12,685	—	—	—	12,685
Commercial and consumer finance	—	2,309	6,610	—	8,919
Other	—	—	4,049	—	4,049

Total finance sector - Corporate bonds	$22,899	$54,797	$51,459	$2,977	$132,132

% of total	17%	42%	39%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 27.4% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 4.1% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Fixed maturities	$116,082	$125,903	$123,540	$129,900	$133,490	$512,833	$561,576
Short-term investments, cash and cash equivalents	879	1,144	537	628	596	2,905	3,843
Equities	4,772	5,018	4,684	12,992	3,513	26,207	19,815
Funds held and other	8,604	9,435	10,741	13,330	10,602	44,109	49,502
Funds held - directly managed	5,805	6,275	6,586	7,577	8,593	29,031	37,919
Investment expenses	(12,438)	(12,106)	(10,822)	(10,921)	(9,898)	(43,747)	(43,507)

Net investment income (1)	$123,704	$135,669	$135,266	$153,506	$146,896	$571,338	$629,148

Net realized investment gains on fixed maturities and short-term investments	$41,544	$49,761	$43,626	$62,202	$17,398	$172,987	$157,207
Net realized investment gains on equities	19,320	18,868	5,495	6,370	41,421	72,155	90,866
Net realized gains (losses) on other invested assets	11,152	(971)	(2,604)	(18,321)	5,205	(16,691)	(176,295)
Change in net unrealized (losses) gains on other invested assets	(22,036)	(13,903)	(1,747)	(14,346)	20,428	(9,568)	(46,278)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(71,670)	(44,799)	150,046	32,995	47,821	186,063	128,224
Change in net unrealized investment gains (losses) on equities	50,066	(2,815)	51,260	(32,963)	50,771	66,253	(101,860)
Net other realized and unrealized investment (losses) gains	(809)	578	1,899	406	2,961	5,843	3,617
Net realized and unrealized investment (losses) gains on funds held - directly managed	(4,624)	(1,606)	9,454	1,789	6,730	16,367	11,211

Net realized and unrealized investment gains	$22,943	$5,113	$257,429	$38,132	$192,735	$493,409	$66,692

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2013, net investment income includes foreign exchange impacts of $2.7 million compared to the three months ended March 31, 2012.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Fixed maturities	$5,336	$6,307	$6,746	$7,087	$7,620	$27,760	$31,542
Short-term investments, cash and cash equivalents	377	333	375	167	171	1,046	1,906
Other	322	364	262	305	716	1,647	5,402
Investment expenses	(230)	(729)	(797)	18	86	(1,422)	(931)

Net investment income	$5,805	$6,275	$6,586	$7,577	$8,593	$29,031	$37,919

Net realized investment gains (losses) on fixed maturities and short-term investments	$1,449	$8,642	$41	$108	$(386)	$8,405	$5,369
Net realized investment losses on other invested assets	—	—	—	—	—	—	(42)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(3,968)	(10,019)	7,690	3,029	5,883	6,583	12,314
Change in net unrealized investment (losses) gains on other invested assets	(2,105)	(229)	1,723	(1,348)	1,233	1,379	(6,430)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(4,624)	$(1,606)	$9,454	$1,789	$6,730	$16,367	$11,211

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$11,273,091	$10,666,604
Reinsurance recoverable at beginning of period	(291,330)	(308,154)	(331,346)	(335,613)	(353,105)	(353,105)	(348,747)

Net liability at beginning of period	10,418,041	10,453,148	10,329,666	10,807,741	10,919,986	10,919,986	10,317,857

Net incurred losses related to:
Current year	661,665	793,291	753,068	648,522	590,814	2,785,694	4,252,766
Prior years	(182,796)	(160,564)	(188,758)	(115,140)	(163,603)	(628,065)	(530,457)

	478,869	632,727	564,310	533,382	427,211	2,157,629	3,722,309

Change in reserve agreement (1)	(25,963)	(18,862)	(39,739)	7,229	(34,792)	(86,163)	(61,383)

Net losses paid	(706,123)	(707,035)	(575,508)	(774,142)	(648,377)	(2,705,062)	(2,990,559)

Effects of foreign exchange rate changes	(133,749)	58,063	174,419	(244,544)	143,713	131,651	(68,238)

Net liability at end of period	10,031,075	10,418,041	10,453,148	10,329,666	10,807,741	10,418,041	10,919,986
Reinsurance recoverable at end of period	292,711	291,330	308,154	331,346	335,613	291,330	353,105

Gross liability at end of period	$10,323,786	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$10,709,371	$11,273,091

Breakdown of gross liability at end of period:
Case reserves	$4,792,975	$4,872,591	$5,000,805	$5,000,584	$5,189,842	$4,872,591	$5,187,761
Additional case reserves	373,509	343,549	411,063	453,035	550,945	343,549	495,593
Incurred but not reported reserves	5,157,302	5,493,231	5,349,434	5,207,393	5,402,567	5,493,231	5,589,737

Gross liability at end of period	$10,323,786	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$10,709,371	$11,273,091

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,279,989	$3,373,852	$3,402,697	$3,310,449	$3,292,254	$3,373,852	$3,287,364
Global (Non-U.S.) P&C	2,412,743	2,507,761	2,511,342	2,478,403	2,671,384	2,507,761	2,631,593
Global Specialty	3,788,417	3,868,700	3,773,521	3,781,955	3,930,158	3,868,700	3,922,404
Catastrophe	842,637	959,058	1,073,742	1,090,205	1,249,558	959,058	1,431,730

Gross liability at end of period	$10,323,786	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$10,709,371	$11,273,091

Unrecognized time value of non-life reserves	$452,389	$465,625	$465,899	$493,597	$618,317	$465,625	$560,860

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	147.5%	111.7%	102.0%	145.1%	151.8%	125.4%	80.3%
Non-life paid losses to net premiums earned ratio	76.5%	73.5%	55.2%	86.9%	81.5%	73.3%	77.6%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,813,244	$1,703,147	$1,635,547	$1,707,982	$1,645,662	$1,645,662	$1,750,410
Reinsurance recoverable at beginning of period	(20,684)	(9,836)	(9,635)	(9,221)	(9,874)	(9,874)	(14,739)

Net liability at beginning of period	1,792,560	1,693,311	1,625,912	1,698,761	1,635,788	1,635,788	1,735,671

Liability acquired related to the acquisition of Presidio	—	54,071	—	—	—	54,071	—

Net incurred losses related to:
Current year	190,474	167,612	162,638	170,889	160,204	661,343	650,771
Prior years	(8,391)	512	(5,811)	1,866	(10,929)	(14,362)	(510)

	182,083	168,124	156,827	172,755	149,275	646,981	650,261

Net losses paid	(161,571)	(145,060)	(142,721)	(174,862)	(131,047)	(593,690)	(718,926)

Effects of foreign exchange rate changes	(59,457)	22,114	53,293	(70,742)	44,745	49,410	(31,218)

Net liability at end of period	1,753,615	1,792,560	1,693,311	1,625,912	1,698,761	1,792,560	1,635,788
Reinsurance recoverable at end of period	9,798	20,684	9,836	9,635	9,221	20,684	9,874

Gross liability at end of period	$1,763,413	$1,813,244	$1,703,147	$1,635,547	$1,707,982	$1,813,244	$1,645,662

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$29,946	$51,381	$66,621	$38,764	$61,717	$218,483	$189,180
Global (Non-U.S.) P&C	57,617	39,929	28,686	17,981	27,683	114,279	115,995
Global Specialty	60,464	45,944	90,602	58,549	55,428	250,523	128,975
Catastrophe	34,769	23,310	2,849	(154)	18,775	44,780	96,307

Total Non-life net prior year reserve development	$182,796	$160,564	$188,758	$115,140	$163,603	$628,065	$530,457

Non-life segment:
Net prior year reserve development due to changes in premiums	$(11,129)	$(18,866)	$(13,761)	$(35,011)	$(26,333)	$(93,971)	$(58,501)
Net prior year reserve development due to all other factors (2)	193,925	179,430	202,519	150,151	189,936	722,036	588,958

Total Non-life net prior year reserve development	$182,796	$160,564	$188,758	$115,140	$163,603	$628,065	$530,457

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$5,649	$(3)	$5,227	$(4,784)	$9,569	$10,009	$5,245
Net prior year reserve development due to all other factors (2)	2,742	(509)	584	2,918	1,360	4,353	(4,735)

Total Life and Health net prior year reserve development	$8,391	$(512)	$5,811	$(1,866)	$10,929	$14,362	$510

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At March 31, 2013, a 10% increase in the referenced global equity market would have decreased reserves by approximately $3.7 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $4.6 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		Jan 1, 2013		Oct 1, 2012		July 1, 2012		April 1, 2012		Jan 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,143		$1,173		$1,173		$1,253		$1,210
U.S. Northeast	Hurricane	1,124		1,000		1,000		1,068		1,074
U.S. Gulf Coast	Hurricane	1,041		1,069		1,069		997		977
Caribbean	Hurricane	293		272		272		292		280
Europe	Windstorm	850		927		927		884		922
Japan	Typhoon	192		164		164		161		128
California	Earthquake	722	$906	734	$923	734	$923	856	$1,072	865	$1,086
British Columbia	Earthquake	314	564	350	526	350	526	355	527	363	542
Japan	Earthquake	503	564	502	543	502	543	537	578	802	851
Australia	Earthquake	468	583	468	582	468	582	479	626	478	627
New Zealand	Earthquake	276	299	320	339	320	339	338	378	347	385

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business—Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2012	December 31, 2011

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	14.0%	7.4%	35.5%	11.8%	24.7%	19.9%	(9.0)%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	0.8	(0.6)	16.7	1.3	11.4	7.3	0.2

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.1)	0.6	0.1	0.1	(0.1)	0.1	1.0

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.4	0.1	0.3	—	0.4	0.2	(0.1)

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	(0.6)	—	—	—	—	—	—

Annualized operating return on beginning diluted book value per common share (1)	13.5%	7.3%	18.4%	10.4%	13.0%	12.3%	(10.1)%

Net income (loss)	$234,370	$111,521	$486,706	$176,146	$360,141	$1,134,514	$(520,291)
Less:
Net realized and unrealized investment gains (losses), net of tax	12,275	(7,356)	221,825	18,325	159,221	392,014	15,104
Net foreign exchange (losses) gains, net of tax	(787)	7,281	1,418	1,277	(1,630)	8,345	66,433
Interest in earnings (losses) of equity investments, net of tax	6,094	520	3,652	(879)	5,450	8,742	(7,239)
Dividends to preferred shareholders	14,699	15,405	15,405	15,405	15,405	61,622	47,020

Operating earnings (loss) available to common shareholders	$202,089	$95,671	$244,406	$142,018	$181,695	$663,791	$(641,609)

Per diluted common share:
Net income (loss)	$3.53	$1.56	$7.53	$2.50	$5.24	$16.87	$(8.40)
Less:
Net realized and unrealized investment gains (losses), net of tax	0.20	(0.12)	3.55	0.29	2.42	6.17	0.23
Net foreign exchange (losses) gains, net of tax	(0.01)	0.12	0.02	0.02	(0.02)	0.13	0.98
Loss on redemption of preferred shares	(0.15)	—	—	—	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.10	0.01	0.06	(0.01)	0.08	0.14	(0.11)

Operating earnings (loss)	$3.39	$1.55	$3.90	$2.20	$2.76	$10.43	$(9.50)

(1)	Excluding preferred shares of $893,750 at January 1, 2013 and 2012 and $520,000 at January 1, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,947,558	$6,933,496	$7,079,002	$6,697,593	$6,786,871	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	893,750	893,750	893,750	893,750	893,750
Noncontrolling interests	36,844	—	—	—	—	—

Common shareholders’ equity attributable to PartnerRe Ltd.	6,056,964	6,039,746	6,185,252	5,803,843	5,893,121	5,573,792

Less:
Goodwill	456,380	456,380	455,533	455,533	455,533	455,533
Intangible assets, net of tax	135,207	141,249	72,646	80,917	85,291	93,254

Tangible book value	$5,465,377	$5,442,117	$5,657,073	$5,267,393	$5,352,297	$5,025,005

Divided by:

Common shares and common share equivalents outstanding	58,826,334	59,893,366	62,136,090	63,164,499	65,751,585	65,715,708

Equals:

Diluted tangible book value per common share	$92.91	$90.86	$91.04	$83.39	$81.40	$76.47

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,947,558	$6,933,496	$7,079,002	$6,697,593	$6,786,871	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	893,750	893,750	893,750	893,750	893,750
Noncontrolling interest	36,844	—	—	—	—	—

Common shareholders’ equity attributable to PartnerRe Ltd.	6,056,964	6,039,746	6,185,252	5,803,843	5,893,121	5,573,792

Less:
Goodwill	456,380	456,380	455,533	455,533	455,533	455,533
Intangibles, net of tax	135,207	141,249	72,646	80,917	85,291	93,254

Tangible book value	5,465,377	5,442,117	5,657,073	5,267,393	5,352,297	5,025,005

Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	563,953	657,604	682,956	541,202	504,386	451,946

Book value excluding NURGL	$5,493,011	$5,382,142	$5,502,296	$5,262,641	$5,388,735	$5,121,846

Tangible book value excluding NURGL	$4,901,424	$4,784,513	$4,974,117	$4,726,191	$4,847,911	$4,573,059

Divided by:

Number of common shares and common share equivalents outstanding	58,826,334	59,893,366	62,136,090	63,164,499	65,751,585	65,715,708

Equals:

Diluted book value per common share excluding NURGL	$93.38	$89.86	$88.55	$83.32	$81.96	$77.94

Diluted tangible book value per common share excluding NURGL	$83.32	$79.88	$80.05	$74.82	$73.73	$69.59

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Basic book value per common share
Total shareholders’ equity	$6,947,558	$6,933,496	$7,079,002	$6,697,593	$6,786,871	$6,467,542
Less:
Preferred shares, aggregate liquidation value	853,750	893,750	893,750	893,750	893,750	893,750
Noncontrolling interest	36,844	—	—	—	—	—

Common shareholders’ equity attributable to PartnerRe Ltd.	$6,056,964	$6,039,746	$6,185,252	$5,803,843	$5,893,121	$5,573,792

Basic common shares outstanding	57,660.2	58,909.4	61,366.7	62,557.5	65,313.0	65,322.3

Basic book value per common share	$105.05	$102.53	$100.79	$92.78	$90.23	$85.33

Common shareholders’ equity attributable to PartnerRe Ltd.	$6,056,964	$6,039,746	$6,185,252	$5,803,843	$5,893,121	$5,573,792

Basic common shares outstanding	57,660.2	58,909.4	61,366.7	62,557.5	65,313.0	65,322.3
Add:
Stock options and other	3,105.1	2,892.5	2,297.4	1,968.6	1,099.2	809.4
Restricted stock units	793.4	864.3	877.6	877.5	780.9	489.0
Less:
Stock options and other bought back via treasury stock method	2,732.4	2,772.8	2,405.6	2,239.1	1,441.5	905.0

Diluted common shares and common share equivalents outstanding	58,826.3	59,893.4	62,136.1	63,164.5	65,751.6	65,715.7

Diluted book value per common share	$102.96	$100.84	$99.54	$91.88	$89.63	$84.82

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended March 31, 2013		As at and for the three months ended March 31, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe Ltd. / diluted book value per common share at beginning of period	$6,040	$100.84	$5,574	$84.82

Technical result	251	4.22	202	3.06
Other operating expenses	(116)	(1.95)	(98)	(1.49)
Net investment income	124	2.08	147	2.23
Amortization of intangible assets	(7)	(0.12)	(9)	(0.14)
Other, net	(11)	(0.18)	(10)	(0.14)
Operating income tax expense	(24)	(0.41)	(35)	(0.53)
Preferred dividends	(15)	(0.25)	(15)	(0.23)

Operating earnings	202	3.39	182	2.76

Net realized and unrealized investment gains, net of tax	12	0.20	159	2.42
Net foreign exchange losses, net of tax	—	(0.01)	(2)	(0.02)
Loss on redemption of preferred shares	(9)	(0.15)	—	—
Interest in earnings of equity investments, net of tax	6	0.10	6	0.08

Net income available to common shareholders	211	3.53	345	5.24

Common share dividends	(37)	(0.64)	(41)	(0.62)
Change in currency translation adjustment	(20)	(0.33)	17	0.26
Repurchase of common shares, net	(137)	(0.19)	(1)	—
Preferred share issuance costs	(9)	(0.15)	—	—
Recognition of loss on redemption of preferred shares	9	0.15	—	—
Change in other accumulated comprehensive income or loss, net of tax	—	0.01	(1)	(0.02)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.26)	n/a	(0.05)

Common shareholders’ equity attributable to PartnerRe Ltd. / diluted book value per common share at end of period	$6,057	$102.96	$5,893	$89.63

Goodwill	(456)	(7.76)	(456)	(6.93)
Intangibles, net of tax	(136)	(2.29)	(85)	(1.30)

Tangible common shareholders’ equity attributable to PartnerRe Ltd. / diluted tangible book value per common share at end of period	$5,465	$92.91	$5,352	$81.40

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2012		As at and for the year ended December 31, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe Ltd. / diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	744	11.70	(663)	(9.82)
Other operating expenses	(411)	(6.47)	(435)	(6.44)
Net investment income	571	8.98	629	9.31
Amortization of intangible assets	(32)	(0.50)	(36)	(0.54)
Other, net	(36)	(0.58)	(42)	(0.61)
Operating income tax expense	(110)	(1.73)	(48)	(0.71)
Preferred dividends	(62)	(0.97)	(47)	(0.69)

Operating earnings (loss)	664	10.43	(642)	(9.50)

Net realized and unrealized investment gains, net of tax	392	6.17	15	0.23
Net foreign exchange gains, net of tax	8	0.13	67	0.98
Interest in earnings (losses) of equity investments, net of tax	9	0.14	(7)	(0.11)

Net income (loss) available to common shareholders	1,073	16.87	(567)	(8.40)

Common share dividends	(156)	(2.48)	(159)	(2.35)
Change in currency translation adjustment	28	0.45	(12)	(0.17)
Repurchase of common shares, net	(474)	2.07	(358)	0.93
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.08)	(5)	(0.07)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.81)	n/a	1.29

Common shareholders’ equity attributable to PartnerRe Ltd. / diluted book value per common share at end of period	$6,040	$100.84	$5,574	$84.82

Goodwill	(456)	(7.62)	(456)	(6.93)
Intangibles, net of tax	(142)	(2.36)	(93)	(1.42)

Tangible common shareholders’ equity attributable to PartnerRe Ltd. / diluted tangible book value per common share at end of period	$5,442	$90.86	$5,025	$76.47